Putnam
Minnesota
Tax Exempt
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam Minnesota Tax Exempt Income Fund's recently concluded semiannual period coincided with one of the more anxiety-driven times in recent memory. Uncertainties generated by the Federal Reserve Board's interest-rate policy, the slowing pace of the economy, and the aftermath of the presidential election contributed to the general sense of unease.

Typically, in such an environment, investors are drawn to the relative security of fixed-income investments. In this case, they have also been increasingly drawn to the tax advantages of municipal bonds, helping to boost demand in the face of a diminishing supply. Consequently, your fund, which had been under some pressure for much of its 2000 fiscal year, begins fiscal 2001 with solid performance and an attractive level of tax exempt income.

Seasoned investors realize that uncertainties such as we have recently experienced are usually transitory. Your fund's manager, Susan McCormack, successfully positioned the fund to benefit as the market transitioned into a more favorable climate. We are confident that her strategies will enable it to take full advantage of the opportunities available in fiscal 2001.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 17, 2001

REPORT FROM FUND MANAGEMENT

Susan A. McCormack

Bond prices rallied during the first half of Putnam Minnesota Tax Exempt Income Fund's fiscal year. For most of the six-month period ended November 30, 2000, investors fled the turbulent stock market for the relative stability of bonds, setting off a long-awaited rally that benefited the bond market as a whole. Price appreciation was greatest in the higher end of the quality spectrum during this period. Since more than half of your fund's investments are rated in the top two quality tiers (as measured by Moody's and Standard & Poor's) shareholders enjoyed a positive total return for the first half of its 2001 fiscal year.

Total return for 6 months ended 11/30/00

      Class A          Class B          Class M
    NAV     POP      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   6.51%   1.51%    6.05%   1.05%    6.35%   2.88%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* FIXED-INCOME MARKET SHOWED SIGNS OF STABILIZING

Appreciation in the price of high-quality bonds may reflect more than a "flight to quality" on the part of nervous equity investors. As money flowed into the fixed-income markets during the period, the relationship between long- and short-term interest rates, which had been distorted, reverted to a more normal pattern, and the market seemed more focused on the slowing economy than on the uncertainty that followed the U.S. presidential election in November. Earnings expectations were revised downward for many technology companies, while unemployment figures edged upward. This evidence that the economy was slowing increased confidence that the Federal Reserve Board might finally end its program of raising interest rates and indeed, after shifting to a neutral bias in December, the Fed implemented a surprise rate cut early in January 2001.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care              29.2%

Education                 6.6%

Utilities                 6.1%

Housing                   5.7%

Water and sewer           4.5%

Footnote reads:
*Based on net assets as of 11/30/00. Holdings will vary over time.

Reflecting the upward pressure on short-term interest rates early in calendar 2000, short-term taxable bonds for a time offered higher yields than longer bonds. Although yields in the municipal markets responded to the same pressures, the relationship between long and short rates did not invert. Nonetheless, yields on tax-exempt bonds declined significantly in the past six months, and prices recovered, moving in tandem with the taxable markets. Since long-term bonds with lower coupons are more responsive when yields are trending downward, these holdings contributed the most to your fund's performance.

* ANTICIPATING CONTINUED PRICE RALLY, FUND EMPHASIZED MATURITY

As a number of portfolio holdings were approaching maturity, we extended the fund's maturity slightly during the past six months in order to improve participation in the ongoing price rally. As of the end of November, the average portfolio issue had a maturity date of 2017, compared with 2015 at the beginning of the fund's fiscal year.

Among the issues we purchased were $1.4 million of Hennepin County general obligation bonds with a coupon of 5 1/8%, maturing in 2019. This attractive issue is rated AAA/Aaa by Moody's and Standard & Poor's and is so highly prized in the marketplace that trades are infrequent. Another AAA-rated purchase was Minnesota Public Facilities Authority bonds, with a coupon of 5 1/4%, maturing in 2017. Both of these issues carry high ratings on their own, based on the issuer's financial strength, without the need for insurance, which protects against default risks but may reduce the bond's yield.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 47.3%

Aa/AA -- 25.6%

A -- 5.7%

Ba/BB -- 12.4%

Baa/BBB -- 9.0%

Footnote reads:
*As a percentage of market value as of 11/30/00. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Holdings we sold included $2 million of University of Minnesota bonds with a coupon of 5 1/2% maturing in 2008, as well as $1 million of Northern Municipal Power Agency, which had a coupon of 5 1/2% maturing in 2007.

* PRIVATE COLLEGE BONDS PERFORMED WELL

When a fund invests exclusively in a state as fiscally strong and conservatively managed as Minnesota, most of its investments are likely to be in the upper tiers of the investment grade sector. However, we are committed to seeking the highest returns available on a risk-adjusted basis, so our research team works continually to identify higher-yielding opportunities in the lower tiers of each sector that may have been overlooked by other investors. Some of your fund's best performers have been bonds issued by private colleges and universities -- securities with a single A rating. These include St. John's University, St. Olaf College, and the University of St. Thomas.

High enrollment makes the climate for these institutions highly attractive, but municipal bond insurers feel they can't obtain a high enough premium to compensate for the risks inherent in the lower ratings. Our research team found a great deal of quantitative analysis available to supplement its own research into the A-rated issues your fund owns, and we have been pleased with the investment results they provided.

* MUNICIPAL BOND RETURNS REMAINED ATTRACTIVE

Ever since the euphoric rise of tech stocks came to an abrupt halt this past spring, investors have been rediscovering the time-tested, common-sense practice of diversifying their holdings across different asset classes. In particular, they have been rediscovering bonds. Treasury bonds and other top-quality, fixed-income investments were the first to appreciate in value as a result of renewed demand, but interest has begun to extend to municipal bonds as well. According to the Investment Company Institute (ICI), an independent source for statistical data on mutual funds, net assets in U.S. municipal bond funds rose by 0.5% in October, from $267.4 billion at the end of September to $268.8 billion. For the three months ended October 30, 2000, assets in municipal bond funds rose by 1.8%, from $214.7 billion at the end of June, according to ICI statistics.

"I'd like to read a quote from Moody's Investors Service, which recently assigned Minnesota a triple-A rating, the highest possible. (I quote), 'This highest rating and stable outlook reflect a strong financial position, the result of conservative fiscal practices and planning.' "

-- Minnesota Governor Jesse Ventura, Revenue Forecast remarks, November 30,
2000

After-tax returns on municipal bonds continue to be highly attractive relative to yields on taxable issues. For example, top-rated, long-term municipal bonds are trading at 97% to 98% of the rate on long-term U.S. Treasuries. At that rate, an investor in a 36% tax bracket would have to receive 9.27% on a Treasury bond to equal a yield of 5.6% on a municipal bond. For intermediate bonds, the yield ratios are about 85%. Historically, these ratios have been much lower, which means that municipal bonds are still attractively priced, although interest in tax-free bonds seems to be on the increase.

* OUTLOOK FOR 2001 SEEMS FAVORABLE, DESPITE SLOWING ECONOMY

While a slower pace of economic growth nationwide is a source of concern, Minnesota's fiscal strength should help keep it competitive with other states. If the equity markets remain volatile and the economy continues to slow, we believe the Federal Reserve Board may follow its January rate cut with others. This should continue the trend toward improving performance in the municipal bond market in general as well as for Putnam Minnesota Tax Exempt Income Fund.

According to a November 30, 2000 Reuters report, Minnesota is expected to end its current fiscal year with a general fund balance of $924 million, according to the state's finance department. According to State Economist Tom Stinson, "Even if the surplus funds were rebated, the state would be left with $1.1 billion in reserves."

As fiscal 2001 continues to unfold, we expect to see investor interest gradually expand beyond the top quality tier, into more broadly diversified securities, including lower rated bonds. In such markets, we believe Putnam's extensive credit research will give us a competitive edge in our search for new investment opportunities.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/00, there is no guarantee the fund will continue to hold these securities in the future.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Minnesota Tax Exempt Fund is designed for investors seeking a high level of current income free from federal and state income tax consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 11/30/00

                      Class A          Class B        Class M
(inception dates)    (10/23/89)       (7/15/93)       (4/3/95)
                    NAV      POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
6 months            6.51%   1.51%    6.05%   1.05%   6.35%  2.88%
------------------------------------------------------------------------------
1 year              6.29    1.20     5.60    0.60    5.96   2.49
------------------------------------------------------------------------------
5 years            22.01   16.28    18.09   16.19   20.20  16.24
Annual average      4.06    3.06     3.38    3.05    3.75   3.06
------------------------------------------------------------------------------
10 years           76.91   68.57    64.52   64.52   71.00  65.43
Annual average      5.87    5.36     5.10    5.10    5.51   5.16
------------------------------------------------------------------------------
Annual average
(life of fund)      5.98    5.52     5.19    5.19    5.60   5.28
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/00

                          Lehman Brothers Municipal      Consumer
                                 Bond Index             price index
------------------------------------------------------------------------------
6 months                           7.08%                   1.57%
------------------------------------------------------------------------------
1 year                             8.18                    3.44
------------------------------------------------------------------------------
5 years                           30.88                   13.26
Annual average                     5.53                    2.52
------------------------------------------------------------------------------
10 years                          98.76                   30.19
Annual average                     7.11                    2.67
------------------------------------------------------------------------------
Annual average
(life of fund)                     7.28                    3.00
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance reflects an expense limitation previously in effect. Had it not been in effect, the fund's total returns would have been lower.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/00

                                   Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)                6               6               6
------------------------------------------------------------------------------
Income 1                          $0.22701        $0.19860        $0.214013
------------------------------------------------------------------------------
Capital gains 1                      --      --      --
------------------------------------------------------------------------------
  Total                           $0.22701        $0.19860        $0.214013
------------------------------------------------------------------------------
Share value:                    NAV     POP          NAV        NAV     POP
------------------------------------------------------------------------------
5/31/00                        $8.31   $8.72        $8.29      $8.31   $8.59
------------------------------------------------------------------------------
11/30/00                        8.62    9.05         8.59       8.62    8.91
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate 2         5.29%   5.04%        4.65%      4.99%   4.82%
------------------------------------------------------------------------------
Taxable equivalent 3            9.52    9.07         8.37       8.98    8.67
------------------------------------------------------------------------------
Current 30-day SEC yield 4      5.05    4.81         4.43       4.72    4.56
------------------------------------------------------------------------------
Taxable equivalent 3            9.09    8.66         7.97       8.49    8.21
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 44.43% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/00 (most recent calendar quarter)

                       Class A          Class B        Class M
(inception dates)     (10/23/89)       (7/15/93)       (4/3/95)
                     NAV      POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------
6 months             6.32%   1.29%    5.86%   0.86%   6.06%   2.67%
------------------------------------------------------------------------
1 year               9.93    4.70     9.11    4.11    9.48    5.95
------------------------------------------------------------------------
5 years             23.20   17.32    19.23   17.32   21.23   17.28
Annual average       4.26    3.25     3.58    3.25    3.92    3.24
------------------------------------------------------------------------
10 years            79.98   71.49    67.29   67.29   73.91   68.23
Annual average       6.05    5.54     5.28    5.28    5.69    5.34
------------------------------------------------------------------------
Annual average
(life of fund)       6.13    5.68     5.34    5.34    5.74    5.43
------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
November 30, 2000 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.7%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Louisiana (0.7%)
-------------------------------------------------------------------------------------------------------------------
     $    1,000,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds (Lake Charles
                    Memorial Hosp. Project), 8 5/8s, 12/1/30                              BB/P         $    983,750

Minnesota (97.3%)
-------------------------------------------------------------------------------------------------------------------
                    Bemidji, Hosp. Fac. Rev. Bonds (First Mtge. - North
                    Country Hlth. Svcs.)
          1,200,000 5 5/8s, 9/1/21                                                        A               1,135,500
          1,760,000 5 5/8s, 9/1/15                                                        A               1,733,600
          1,860,000 Chaska, Indl. Dev. Rev. Bonds (Lifecore
                    Biomedical, Inc.), 10 1/4s, 9/1/20                                    BB/P            1,989,754
          3,000,000 Cloquet, Poll. Control Rev. Bonds (Potlatch Corp.),
                    5.9s, 10/1/26                                                         BBB+            2,846,250
          3,100,000 Cohasset VRDN (Pwr. & Lt.), 3s, 6/1/20                                AA+             3,100,000
          1,000,000 Duluth, Gross Rev. Bonds (Duluth Entertainment),
                    7.6s, 12/1/11                                                         Baa             1,091,250
                    Duluth, Econ. Dev. Auth. Hlthcare Fac. Rev. Bonds
          1,000,000 (Duluth Clinic), AMBAC, 6.3s, 11/1/22                                 Aaa             1,052,500
          1,250,000 (BSM Properties, Inc.), Ser. A, 5 7/8s, 12/1/28                       BB/P              998,438
          1,440,000 Hennepin Cnty., G.O. Bonds, Ser. A, 5 1/8s, 12/1/19                   Aaa             1,395,000
          1,000,000 Hutchinson, Indpt. G.O. Bonds (School Dist.
                    No. 423), Ser. A, 5 3/4s, 2/1/13                                      Aa1             1,050,000
          1,565,000 Intl. Falls, Env. Fac. Rev. Bonds (Boise
                    Cascade Corp.), 7.2s, 10/1/24                                         Baa3            1,600,213
          1,500,000 Intl. Falls, Poll. Ctr. Rev Bonds (Boise
                    Cascade Corp.), 5.65s, 12/1/22                                        BB+             1,333,125
          2,000,000 Martin Cnty., Hosp. Rev Bonds (Fairmont
                    Cmnty. Hosp.), 6 5/8s, 9/1/22                                         BB+/P           1,760,000
          1,500,000 Minneapolis G.O. Bonds, Ser. B, 5 1/8s, 12/1/24                       AAA             1,432,500
                    Minneapolis Rev. Bonds (Walker Methodist Sr. Svcs.)
          2,000,000 Ser. A, 6s, 11/15/28                                                  BB-/P           1,695,000
          1,300,000 Ser. C, 6s, 11/15/28                                                  BB-/P           1,101,750
                    Minneapolis & St. Paul Comnty Arpt. Rev. Bonds
          1,750,000 Ser. A, AMBAC, 5s, 1/1/30                                             Aaa             1,612,188
          1,000,000 Ser. B, FGIC, 5 1/2s, 1/1/11                                          AAA             1,031,250
                    Minneapolis & St. Paul, Hsg. & Redev. Auth.
                    Hlthcare Syst. Rev. Bonds
          2,000,000 (HlthOne Obligated Group), Ser. A, MBIA,
                    6 3/4s, 8/15/14                                                       Aaa             2,046,840
          1,000,000 (Childrens Hlthcare), Ser. A, FSA, 5.7s, 8/15/16                      Aaa             1,015,000
          1,250,000 Minneapolis & St. Paul, Metropolitan Arpt. Cmnty.
                    Arpt. Rev. Bonds, Ser. B, AMBAC, 5 1/4s, 1/1/14                       Aaa             1,246,875
          1,105,000 Minneapolis, Cmnty. Dev. Agcy. Supported Dev.
                    Rev. Bonds (Grace-Lee Products Inc.), Ser. 91-3,
                    8 1/4s, 12/1/11                                                       A-              1,152,504
                    Minneapolis, G.O. Bonds (Sports Arena)
          3,000,000 5.2s, 10/1/24                                                         Aaa             2,883,750
          1,500,000 5 1/8s, 10/1/20                                                       Aaa             1,445,625
          1,345,000 Minneapolis, Single Family Rev. Bonds (Phase V),
                    FNMA Coll. & GNMA Coll, 6 1/4s, 4/1/22                                Aaa             1,388,713
          3,050,000 Minneapolis, Special Sch. Dist. No. 1 G.O. Bonds,
                    5s, 2/1/12                                                            Aa              3,053,813
          1,675,000 Minneapolis Tax Increment G.O. Bonds, Ser. E,
                    5s, 3/1/26                                                            AAA             1,578,682
          5,900,000 Minnesota, Agricultural & Econ. Dev. Board
                    Rev. Bonds (Benedictine Hlth.), Ser. A, MBIA,
                    5 1/4s, 2/15/14                                                       AAA             5,922,125
          1,000,000 Minnesota, Muni. Pwr. Agcy. Elec. Syst. Rev. Bonds,
                    FSA, 5 3/8s, 1/1/14                                                   Aaa             1,018,750
          2,715,000 Minnetonka, Indpt. Rev. Bonds (School Dist
                    No. 276), Ser. B, 5 3/4s, 2/1/22                                      Aa1             2,769,300
                    MN Agricultural & Econ. Dev. Board Rev. Bonds
            750,000 (Small Bus. Dev. Loan Program), Ser. B-Lot 1,
                    7s, 8/1/16                                                            BBB-/P            768,750
          3,000,000 (Fairview Hosp), Ser. A, MBIA, 5 1/2s, 11/15/17                       Aaa             3,022,500
                    MN Pub. Fac. Auth. Wtr. Poll. Control Rev. Bonds
          3,000,000 Ser. A, 6 1/2s, 3/1/14                                                Aaa             3,131,250
          2,245,000 Ser. B, 5s, 3/1/17                                                    Aaa             2,163,619
          3,000,000 MN State Duluth Arpt. Tax Increment G.O. Bonds,
                    Ser. 95A, 6 1/4s, 8/1/14                                              Aaa             3,146,250
          2,500,000 MN State G.O. Bonds, 5s, 11/1/19                                      AAA             2,400,000
                    MN State Higher Ed. Fac. Auth. Rev. Bonds
            580,000 (U. St. Thomas), Ser. 4-P, 5.4s, 4/1/23                               A2                563,325
          1,000,000 (St. Johns U.), Ser. 4-L, 5.35s, 10/1/17                              A3                971,250
          4,970,000 MN State Hsg. Fin. Agcy. , FRB, 9.8s, 1/1/24
                    (acquired 4/14/00, cost 5,225,955) (RES)                              Aa              5,097,232
                    MN State Hsg. Fin. Agcy. Single Fam. Mtge.
                    Rev. Bonds
          1,440,000 Ser. B-1, 6 3/4s, 1/1/26                                              Aa              1,481,400
            645,000 Ser. Q, 6.7s, 1/1/17                                                  Aa                676,444
          1,500,000 MN State Hsg. Fin. Agcy. Dev. Rev. Bonds, Ser. A,
                    6.95s, 2/1/14                                                         Aa              1,533,345
          1,000,000 MN State Pub. Fac. Auth. Wtr. Poll. Control
                    Rev. Bonds, Ser. A, 5 1/4s, 3/1/17                                    AAA               996,250
          1,000,000 Monticello Big Lake Cmnty. Hosp. Dist. Rev. Bonds
                    (Hlthcare Fac.), Ser. A, 5 3/4s, 12/1/19                              BBB/P             840,000
          1,250,000 Mounds View Indpt. School Dist. No. 621
                    G.O. Bonds, 5 3/8s, 2/1/20                                            Aa1             1,245,313
          1,500,000 New Hope, Hsg. & Hlth. Rev. Bonds (Minnesota
                    Masonic Home North Ridge), 5 7/8s, 3/1/29                             BB-/P           1,211,250
                    North St. Paul Maplewood Indpt Sch. Dist. No. 622
                    G.O. Bonds
          2,000,000 Ser. A, MBIA, 7.1s, 2/1/19                                            Aaa             2,192,500
          3,000,000 Ser. A, MBIA, 6 7/8s, 2/1/15                                          Aaa             3,262,500
          3,000,000 Northern MN Muni. Pwr. Agcy. Elec. Syst.
                    Rev. Bonds, Ser. B, AMBAC, 4 3/4s, 1/1/20                             AAA             2,715,000
          1,000,000 Northfield College Fac. Rev. Bonds
                    (St. Olaf College), 6.4s, 10/1/21                                     A3              1,030,000
                    Northfield, Hlthcare Fac. Rev. Bonds
                    (Retirement Ctr.), Ser. A
          1,230,000 6s, 5/1/28                                                            BB/P            1,013,213
            690,000 5 3/4s, 5/1/16                                                        BB/P              587,363
          1,125,000 Olmsted Cnty., Hlthcare Fac. Rev. Bonds
                    (Olmsted Med. Ctr.), 5.55s, 7/1/19                                    BB+/P             904,219
          2,000,000 Osseo Indpt. School Dist. No. 279 G.O. Bonds,
                    Ser. A, MBIA, 5 1/4s, 2/1/21                                          Aa              1,952,500
          1,160,000 Ramsey Cnty., G.O. Bonds, Ser. A, 5 3/8s, 2/1/16                      Aaa             1,168,700
          2,000,000 Robbinsdale, G.O. Bonds (Indpt. School Dist.
                    No. 281), 5 5/8s, 2/1/21                                              Aa1             2,025,000
                    Rochester Hlthcare Fac. IFB (Mayo Foundation)
          3,000,000 Ser. E, 9.37s, 11/15/12                                               AA+             3,120,000
          3,300,000 Ser. H, 9.081s, 11/15/15 (SEG)                                        AA+             3,493,875
          3,900,000 Rochester Hlthcare Fac. Rev. Bonds (Olmsted
                    Med. Group), 7 1/2s, 7/1/19                                           AAA/P           4,343,625
          2,000,000 Rochester, Indpt. Sch. G.O. Bonds (Dist. No. 535),
                    Ser. A, 5 1/4s, 2/1/15                                                Aaa             2,062,500
          2,500,000 Sartell Poll. Control Rev. Bonds (Champion Intl.),
                    6.95s, 10/1/12                                                        Ba1             2,590,625
          2,540,000 Sauk Rapids Indpt. School Dist. No. 47 G.O. Bonds,
                    Ser. B, zero %, FSA, 2/1/11                                           Aaa             1,530,350
          2,500,000 SCA Multi-Fam. Mtge. Rev. Bonds (Burnsville),
                    Ser. A-9, FSA, 7.1s, 1/1/30                                           Aaa             2,675,000
                    Southern MN Muni. Pwr. Agcy. Syst. Rev. Bonds
          1,240,000 Ser. B, 5s, 1/1/13                                                    A               1,215,200
         10,000,000 MBIA, zero %, 1/1/20                                                  Aaa             3,500,000
          1,500,000 St. Cloud, Hlth. Care Rev. Bonds (St. Cloud Hosp.
                    Oblig. Group), Ser. A, 6 1/4s, 5/1/17                                 Aaa             1,648,125
                    St. Paul, Hsg. & Hosp. Redev. Auth.
                    Rev. Bonds (Hltheast)
          3,215,000 Ser. A, 6 5/8s, 11/1/17                                               Baa             2,821,163
          1,000,000 Ser. B, 5.85s, 11/1/17                                                Baa               803,750
            500,000 Ser. A, 5.7s, 11/1/15                                                 Baa               409,375
          1,500,000 St. Paul, Hsg. & Redev. Auth. Rev. Bonds
                    (Regions Hosp.), 5.3s, 5/15/28                                        BBB+            1,228,125
          2,475,000 St. Paul, Indpt. COP (School Dist. No. 625), Ser. C,
                    5 1/4s, 2/1/16                                                        Aa3             2,462,625
                    U. of MN Rev. Bonds, Ser. A
          1,000,000 5 3/4s, 7/1/18                                                        Aa2             1,057,500
          1,000,000 5 1/2s, 7/1/08                                                        Aa2             1,052,500
                                                                                                      -------------
                                                                                                        135,593,806

Nevada (0.7%)
-------------------------------------------------------------------------------------------------------------------
     $    1,000,000 Las Vegas Monorail Rev. Bond (2nd Tier), AMBAC,
                    7 3/8s, 1/1/40                                                        BB-/P        $    967,500
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $137,935,885) (b)                                          $137,545,056
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $139,376,430.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $137,935,885, resulting in gross unrealized appreciation and depreciation of $3,842,982 and $4,233,811, respectively, or net unrealized depreciation of $390,829.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2000 was $5,097,232 or 3.7% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November
      30, 2000.

      The rates shown on FRB and IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates shown at November 30, 2000, which are subject to change based on the terms of the security.

      The fund had the following industry group concentration greater than 10% at November 30, 2000 (as a percentage of net assets):

         Health care      29.2%

      The fund had the following insurance concentration greater than 10% at November 30, 2000 (as a percentage of net assets):

         MBIA             15.7%


------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 2000 (Unaudited)

                                  Aggregate Face  Expiration   Unrealized
                     Total Value       Value         Date      Appreciation
------------------------------------------------------------------------------
Municipal Bond
Future (Long)          $606,563      $590,090       Dec-00       $16,473
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2000 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $137,935,885) (Note 1)                                        $137,545,056
-------------------------------------------------------------------------------------------
Cash                                                                                128,356
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    2,283,015
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              115,937
-------------------------------------------------------------------------------------------
Receivable for variation margin                                                       3,562
-------------------------------------------------------------------------------------------
Total assets                                                                    140,075,926

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               288,736
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          117,254
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        172,661
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           13,605
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        10,681
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          6,912
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               63,048
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               26,599
-------------------------------------------------------------------------------------------
Total liabilities                                                                   699,496
-------------------------------------------------------------------------------------------
Net assets                                                                     $139,376,430

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $143,669,641
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                           (83,854)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (3,835,001)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                         (374,356)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $139,376,430

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($90,614,543 divided by 10,512,663 shares)                                            $8.62
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.62)*                                $9.05
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($45,858,726 divided by 5,335,997 shares)+                                            $8.59
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,903,161 divided by 336,908 shares)                                                $8.62
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.62)**                               $8.91
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended November 30, 2000 (Unaudited)
Tax exempt interest income:                                                      $4,200,878
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    345,547
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       71,888
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                    3,619
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      7,343
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                89,357
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               194,283
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 7,312
-------------------------------------------------------------------------------------------
Other                                                                                38,857
-------------------------------------------------------------------------------------------
Total expenses                                                                      758,206
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (59,668)
-------------------------------------------------------------------------------------------
Net expenses                                                                        698,538
-------------------------------------------------------------------------------------------
Net investment income                                                             3,502,340
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (150,007)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     117,319
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period                                               4,983,158
-------------------------------------------------------------------------------------------
Net gain on investments                                                           4,950,470
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $8,452,810
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      November 30           May 31
                                                                            2000*             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  3,502,340     $  7,108,025
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                          (32,688)        (403,157)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments               4,983,158      (12,234,788)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                         8,452,810       (5,529,920)
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (2,372,932)      (4,824,004)
--------------------------------------------------------------------------------------------------
   Class B                                                             (1,065,648)      (2,182,127)
--------------------------------------------------------------------------------------------------
   Class M                                                                (73,963)        (101,603)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)              134,441       (8,902,810)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 5,074,708      (21,540,464)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   134,301,722      155,842,186
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net
investment income of $83,854 and $73,651, respectively)              $139,376,430     $134,301,722
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                      Six months
                                        ended
Per-share                              Nov. 30
operating performance                (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.31        $9.05        $9.19        $8.95        $8.76        $8.95
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .23          .44 (a)      .45 (a)      .45          .47          .47
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .31         (.74)        (.14)         .24          .19         (.19)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .54         (.30)         .31          .69          .66          .28
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.23)        (.44)        (.45)        (.45)        (.47)        (.47)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.23)        (.44)        (.45)        (.45)        (.47)        (.47)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.62        $8.31        $9.05        $9.19        $8.95        $8.76
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  6.51*       (3.30)        3.38         7.90         7.73         3.16
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $90,615      $86,868     $102,869     $100,806      $98,307      $96,110
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .44*         .89 (a)      .92 (a)     1.01         1.03         1.01
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.65*        5.15 (a)     4.81 (a)     4.89         5.32         5.26
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 10.63*       12.09        12.79        10.67        50.80       109.85
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the year ended May 31, 2000, reflect a reduction of less than $0.01 per share for class A, class B, and class M, respectively. Expenses of the fund for the year ended May
    31, 1999, reflect a reduction of $0.01 per share for Class A, Class B and Class M, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                      Six months
                                        ended
Per-share                              Nov. 30
operating performance                (Unaudited)                        Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.29        $9.02        $9.16        $8.92        $8.73        $8.92
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .20          .38 (a)      .38 (a)      .39          .41          .41
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .30         (.73)        (.13)         .24          .19         (.19)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .50         (.35)         .25          .63          .60          .22
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.20)        (.38)        (.39)        (.39)        (.41)        (.41)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.20)        (.38)        (.39)        (.39)        (.41)        (.41)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.59        $8.29        $9.02        $9.16        $8.92        $8.73
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  6.05*       (3.84)        2.70         7.20         7.04         2.49
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $45,859      $45,249      $51,360      $44,100      $35,333      $30,149
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .76*        1.54 (a)     1.57 (a)     1.66         1.68         1.67
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.32*        4.50 (a)     4.16 (a)     4.22         4.67         4.57
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 10.63*       12.09        12.79        10.67        50.80       109.85
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the year ended May 31, 2000, reflect a reduction of less than $0.01 per share for class A, class B, and class M, respectively. Expenses of the fund for the year ended May
    31, 1999, reflect a reduction of $0.01 per share for Class A, Class B and Class M, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.31        $9.04        $9.19        $8.94        $8.76        $8.95
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income                    .21          .42 (a)      .41 (a)      .42          .45          .43
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .31         (.73)        (.14)         .26          .18         (.18)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .52         (.31)         .27          .68          .63          .25
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.21)        (.42)        (.42)        (.43)        (.45)        (.44)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.21)        (.42)        (.42)        (.43)        (.45)        (.44)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.62        $8.31        $9.04        $9.19        $8.94        $8.76
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  6.35*       (3.49)        2.96         7.70         7.29         2.82
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,903       $2,185       $1,613       $1,492       $1,106         $913
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .59*        1.19 (a)     1.22 (a)     1.31         1.33         1.32
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.50*        4.87 (a)     4.51 (a)     4.64         5.01         4.72
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 10.63*       12.09        12.79        10.67        50.80       109.85
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Reflects a management fee waiver during the period. As a result of such waiver, expenses of the fund for the year ended May 31, 2000, reflect a reduction of less than $0.01 per share for class A, class B, and class M, respectively. Expenses of the fund for the year ended May
    31, 1999, reflect a reduction of $0.01 per share for Class A, Class B and Class M, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
November 30, 2000 (Unaudited)

Note 1
Significant accounting policies

Putnam Minnesota Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Minnesota personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a diversified portfolio of longer-term Minnesota tax exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 2000, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2000, the fund had a capital loss carryover of approximately $3,143,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $  533,000    May 31, 2003
       832,000    May 31, 2004
       164,000    May 31, 2006
     1,614,000    May 31, 2008

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) 60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2000, the fund's expenses were reduced by $59,668 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $503 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended November 30, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of 15,877 and $303 from the sale of class A and class M shares, respectively and $24,767 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended November 30, 2000, Putnam Retail Management, Inc., acting as underwriter received no monies on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $14,219,785 and $14,543,054, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                        Six months ended November 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    508,955         $ 4,357,233
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  198,779           1,699,868
---------------------------------------------------------------------------
                                               707,734           6,057,101

Shares
repurchased                                   (643,419)         (5,497,073)
---------------------------------------------------------------------------
Net increase                                    64,315         $   560,028
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    969,633        $  8,330,592
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  385,763           3,298,977
---------------------------------------------------------------------------
                                             1,355,396          11,629,569

Shares
repurchased                                 (2,268,992)        (19,396,757)
---------------------------------------------------------------------------
Net decrease                                  (913,596)       $ (7,767,188)
---------------------------------------------------------------------------

                                        Six months ended November 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    200,696         $ 1,707,417
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   88,927             758,234
---------------------------------------------------------------------------
                                               289,623           2,465,651

Shares
repurchased                                   (412,155)         (3,509,460)
---------------------------------------------------------------------------
Net decrease                                  (122,532)        $(1,043,809)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    944,525        $  8,148,812
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  179,197           1,527,643
---------------------------------------------------------------------------
                                             1,123,722           9,676,455

Shares
repurchased                                 (1,356,413)        (11,563,533)
---------------------------------------------------------------------------
Net decrease                                  (232,691)       $ (1,887,078)
---------------------------------------------------------------------------

                                        Six months ended November 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    109,429           $ 921,727
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    7,710              65,942
---------------------------------------------------------------------------
                                               117,139             987,669

Shares
repurchased                                    (43,135)           (369,447)
---------------------------------------------------------------------------
Net increase                                    74,004           $ 618,222
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    116,897          $1,030,599
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   10,400              88,673
---------------------------------------------------------------------------
                                               127,297           1,119,272

Shares
repurchased                                    (42,799)           (367,816)
---------------------------------------------------------------------------
Net increase                                    84,498          $  751,456
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The fund has not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Susan A. McCormack
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Minnesota Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA049  67693  847/238/129  1/01